SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                November 29, 2001

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

         1-13817                                         11-2908692
 (Commission File Number)                   (IRS Employer Identification Number)


             777 Post Oak Boulevard, Suite 800, Houston, Texas 77056
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 621-7911
              (Registrant's Telephone Number, Including Area Code)



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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

          (c)  EXHIBITS

          99.1  COMMENTS OF LARRY H. RAMMING AT ANNUAL MEETING OF STOCKHOLDERS


ITEM 9.  REGULATION FD DISCLOSURE

     The Registrant reports the information contained in the comments of Larry
H. Ramming, Chief Executive Officer, at the meeting of stockholders of Boots & Coots International Well Control, Inc., held on November 29, 2001, attached as
Exhibit 99.1 to this Form 8-K.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Boots & Coots International Well Control, Inc. (Registrant)

Date: November 30, 2001           By:  /s/  Larry H. Ramming
                                     -----------------------
                                  Larry  H.  Ramming
                                  Chief  Executive  Officer


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